[SHIP]
                             THE VANGUARD GROUP(R) LOGO
                          VANGUARD(R) EXPLORER(TM) FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003


In the Plain Talk(R) titled "The Fund's Advisers," the information concerning Vanguard management is replaced with the following:

The active quantitative management process within Vanguard's Quantitative Equity
Group  is  a  team-based  approach.   The  managers  primarily  responsible  for
overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

JOEL M. DICKSON, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2003. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.

In the "Investment Advisers" section of the prospectus, the following sentence concerning Vanguard is added:

Vanguard's   performance  is  evaluated   against  the  Morgan  Stanley  Capital
International (MSCI) US Small Cap Growth Index.








(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSQEGA 062003